SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 11, 2010

GLOBAL DYNAMICS CORP.
 (Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-156154	98-0593668
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

c/o Margalit Yosef
43 Hakablan Street
Jerusalem, Israel 93874
(Current Address of Principal Executive Offices)

Phone number: 011-972 -2-651-5089
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01         Entry into a Material Definitive Agreement

The Letter of Intent previously entered into between the Registrant and Muscle Pharm, dated September 29, 2009 has been terminated by Muscle Pharm.

On February 11, 2010, the Registrant entered into a Letter of Intent, dated February 11, 2010 with Consumer Products Services LLC whereby the Registrant shall purchase all of the membership interests of Consumer Products Services LLC.

The purchase price for the purchase of all interest of Consumer Products Services LLC will be the issuance of 300,000,000 shares of common stock of the Registrant.

The closing of the transaction will occur as promptly as practicable and expected to be no later than March 15, 2010.

At the closing of the transaction, the current Management and Board of Directors will be replaced by the Management of Consumer Products Services, LLC.

Consumer Product Services, LLC (“CPS”) is engaged in returned product management, return center services, remanufacturing, reprocessing, repairing and recycling of consumer products. For over two decades the management team at CPS has been servicing some of the world's leading consumer product manufacturers.

Instead of discarding millions of defective, damaged, and un-repairable returned products into America's overflowing landfills, which cost manufacturers millions of dollars to transport, process and dispose of annually, CPS developed environmentally conscious proprietary remanufacturing, reprocessing and recycling processes with the highest recovery rate of those very products without the use of new replacement parts.

CPS has positioned itself as a returned product management and remanufacturing company, offering the following services to consumer product manufacturers:

•           Reverse Logistics Services
•           Return Product Management
•           Return Center Services
•           Quality Assurance Inspection Services
•           Defect Data Reporting
•           Re-qualification Services
•           Remanufacturing Services
•           Warranty Repair Services
•           Recycling Services
•           Warehousing & Distribution of Remanufactured Products
•           Re-marketing Services
•           Supply Chain Consulting

CPS’s rigorous UL approved proprietary remanufacturing, reprocessing and recycling processes are utilized on all our customers' products by many of our factory trained technicians, followed by a strict schedule of final UL approved inspections and testing with quality levels set to exceed manufacturers' specifications, consistently producing products often “compare to new.” The facilities and remanufacturing procedures exceed the stringent standard for both the US and Canadian UL listing and approval requirements.

CPS employs factory trained engineers, technicians, machinists, assemblers, and material handlers and warehousing personnel, as well as a full staff of product design, mechanical and electrical engineers who manage and operate the engineering and quality assurance departments.

Section 9 -- Financial Statement And Exhibits

Item 9.01 Financial Statement And Exhibits.

(c)           Exhibits.
99.1           Letter of Intent, dated February 11, 2010 between Global Dynamics Corp and Consumer Products Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2010	Global Dynamics Corp.

By: /s/ Margalit Yosef
Name: Margalit Yosef
Title: President and Director
(Principal Executive Officer)